EXHIBIT 10.4

EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (the “Agreement”) made as of the 27th day of January, 2012, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” and as referred to herein, the “Assignee”) under a Pooling and Servicing Agreement dated as of January 1, 2012 (the “Pooling and Servicing Agreement”), and PHH Mortgage Corporation, a New Jersey corporation (“PHH”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 (the “Mortgage Loan Schedule”) now serviced by PHH (together with its successors and assigns, the “Servicer”) for Assignor and its successors and assigns pursuant to the Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of July 21, 2010, between Assignor and PHH (the “Purchase and Servicing Agreement”) and the servicing thereof shall be subject to the terms of the Purchase and Servicing Agreement as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase and Servicing Agreement.  Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment and Assumption

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Purchase and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Purchase and Servicing Agreement) to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

2.           [Reserved].

3.           Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Purchase and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” (as such term is defined in the Purchase and Servicing Agreement) to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase and Servicing Agreement, and Assignee hereby accepts such assignment from Depositor and assumes such obligations.

4.           [Reserved].

5.           Assignee agrees to be bound, as “Purchaser” (as such term is defined in the Purchase and Servicing Agreement), by all of the terms, covenants and conditions of the Purchase and Servicing Agreement relating to the Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and PHH all of Assignor's obligations as Purchaser thereunder in respect of the Mortgage Loans, and Assignor is released from such obligations.

6.           [Reserved].

7.           PHH hereby acknowledges the foregoing assignments and assumptions and agrees that Assignee shall be the “Purchaser” under the Purchase and Servicing Agreement with respect to the Mortgage Loans.

Representations and Warranties

8.           Assignor warrants and represents to, and covenants with, Depositor, Assignee and PHH as of the date hereof that:

                           (a)            Attached hereto as Attachment 2 is a true and accurate copy of the Purchase and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)           Assignor is the lawful owner of its interests, rights and obligations under the Purchase and Servicing Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of such interests, rights and obligations to Assignee as contemplated herein, Assignee shall have good title to all of Assignee's interests, rights and obligations under the Purchase and Servicing Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)            There are no offsets, counterclaims or other defenses available to PHH with respect to the Mortgage Loans under the Purchase and Servicing Agreement;

(d)           Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase and Servicing Agreement;

                              (e)            Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject.  The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor.  This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

9.            Depositor warrants and represents to, and covenants with, Assignor, Assignee and PHH that as of the date hereof:

(a)            Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)            Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject.  The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

10.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and PHH that as of the date hereof:

(a)            Assignee is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b)            Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement.  The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

11.          PHH warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

                            (a)           Attached hereto as Attachment 2 is a true and accurate copy of the Purchase and Servicing Agreement, which agreement is in full force and effect as of the date hereof and, except to the extent modified by this Agreement, the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)           PHH is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans pursuant to the Purchase and Servicing Agreement and otherwise to perform its obligations under the Purchase and Servicing Agreement;

(c)           PHH has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein.  The consummation of the transactions contemplated by this Agreement is in the ordinary course of PHH’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of PHH’s charter or by-laws or any legal restriction, or any material agreement or instrument to which PHH is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which PHH or its property is subject.  The execution, delivery and performance by PHH of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of PHH.  This Agreement has been duly executed and delivered by PHH and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of PHH enforceable against PHH in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d)            No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by PHH in connection with the execution, delivery or performance by PHH of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated PHH Representations and Warranties

12.          (i)             [Reserved].

 (ii)            Pursuant to Section 3.07 of the Purchase and Servicing Agreement, PHH hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Sections 3.01 and 3.02 of the Purchase and Servicing Agreement as of the date hereof and (b) the representations and warranties set forth in Section 3.03 of the Purchase and Servicing Agreement with respect to each Mortgage Loan as of the respective Funding Date, as if such representations and warranties were set forth herein in full.  In the event of a breach of any representations and warranties set forth in Sections 3.01, 3.02 or 3.03 of the Purchase and Servicing Agreement as of the Funding Date or the date hereof, as the case may be, Depositor and Assignee shall be entitled to all of the remedies set forth in the Purchase and Servicing Agreement.

Repurchase Upon Breach of Representations and Warranties

                            13.            (a)           Assignor hereby covenants and agrees that, if a breach of any representation and warranty set forth in Section 3.03 of the Purchase and Servicing Agreement exists on the date hereof that materially and adversely affects the value of any Mortgage Loan or the interest of Assignee in any Mortgage Loan and such breach did not exist as of the Funding Date of that Mortgage Loan, Assignor shall have a period of 60 days from the earlier of either discovery or receipt of written notice from Assignee to Assignor of such breach within which to correct or cure such breach.  A breach of representations and warranties in the first sentence of Section 3.03(21) and Sections 3.03(41) and (52) of the Purchase and Servicing Agreement shall be deemed to materially and adversely affect the value of the related Mortgage Loan and the interest of the Assignee therein.  Assignor hereby covenants and agrees that if any breach cannot be corrected or cured within such 60 day period, then Assignor shall repurchase the related Mortgage Loan at the Repurchase Price not later than 90 days after its discovery or receipt of notice of such breach by wire transfer of immediately available funds to such account as Assignee shall specify to Assignor.

                              (b)            Assignor and Assignee agree that the resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of Assignor to repurchase a Mortgage Loan or Mortgage Loans pursuant to Section 13(a) above shall be by Arbitration administered by the American Arbitration Association.  If any such controversy or claim has not been resolved to the satisfaction of both Assignor and Assignee, either party may commence Arbitration to resolve the dispute; provided that a party may commence Arbitration with respect to one or more unresolved allegations only during the months of January, April, July and October, and all matters with respect to which Arbitration has been commenced in any such month shall be heard in a single Arbitration in the immediately following month or as soon as practicable thereafter.

                              (c)            To commence Arbitration, the moving party shall deliver written notice to the other party that it has elected to pursue Arbitration in accordance with this Section 13, provided that if Assignor has not responded to Assignee's notification of a breach of a representation and warranty, Assignee shall not commence Arbitration with respect to that breach before 60 days following such notification in order to provide Assignor with an opportunity to respond to such notification.  Within 10 Business Days after a party has provided notice that it has elected to pursue Arbitration, each party may submit the names of one or more proposed Arbitrators to the other party in writing.  If the parties have not agreed on the selection of an Arbitrator within five Business Days after the first such submission, then the party commencing Arbitration shall, within the next 5 Business Days, notify the American Arbitration Association in New York, New York and request that it appoint a single Arbitrator with experience in arbitrating disputes arising in the financial services industry.

    (d)            It is the intention of the parties that Arbitration shall be conducted in as efficient and cost-effective a manner as is reasonably practicable, without the burden of discovery.  Accordingly, the Arbitrator will resolve the dispute on the basis of a review of the written correspondence between the parties (including any supporting materials attached to such correspondence) conveyed by the parties to each other in connection with the dispute prior to the delivery of notice to commence Arbitration; however, upon a showing of good cause, a party may request the Arbitrator to direct the production of such additional information, evidence and/or documentation from the parties that the Arbitrator deems appropriate.  If requested by the Arbitrator or any party, any hearing with respect to an Arbitration shall be conducted by video conference or teleconference except upon the agreement of both parties or the request of the Arbitrator.

                             (e)            The finding of the Arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. The costs of the  Arbitrator shall be shared equally between both parties.   Each party, however, shall bear its own attorneys fees and costs in connection with the Arbitration.

Recognition of Assignee

14.          (a)            From and after the date hereof, subject to Sections 16 and 17 below, PHH shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans and perform its obligations hereunder and under the Purchase and Servicing Agreement for the benefit of the Assignee in accordance with this Agreement and the Purchase and Servicing Agreement, each as modified hereby and as may be amended from time to time, as if Assignee and PHH had entered into a separate purchase and servicing agreement for the purchase and servicing of the Mortgage Loans.

(b)            [Reserved].

(c)            It is the intention of Assignor, Depositor, PHH and Assignee that this Agreement shall constitute a separate and distinct servicing agreement, and the entire servicing agreement, between PHH and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

15.          The Mortgage Loans shall be serviced by PHH for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

Continuing Rights and Responsibilities

16.          (a)            Controlling Holder Rights.  PHH agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee's rights and all related responsibilities of the Assignee under each of the following sections of the Purchase and Servicing Agreement:

Purchase and Servicing Agreement:

Section	Matter

3.04	Repurchase and Substitution

7.06	Purchaser's Right to Examine Servicer Records; Reports

(b)           Notwithstanding Sections 1, 2 and 14 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Purchaser under the sections of the Purchase and Servicing Agreement listed below:

Purchase and Servicing Agreement:

Section	Matter
3.06	Purchase Price Protection

Article XIII	Compliance with Regulation AB

(c)            In addition, PHH agrees to furnish to Assignor and to Wells Fargo Bank, N.A., as master servicer or securities administrator under the Pooling and Servicing Agreement (the “Master Servicer”), copies of reports, notices, statements and other communications required to be delivered to the Assignee by PHH pursuant to any of the sections of the Purchase and Servicing Agreement referred to above and under the following sections, at the times therein specified:

Purchase and Servicing Agreement:

Section

5.09	Transfer of Accounts

6.02	Reporting

Section 13.04	Servicer Compliance Statement

Section 13.05	Report on Assessment of Compliance and Attestation

              (d)             If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Section 16(a) shall terminate and revert to Assignee.

Assignor will provide thirty (30) days notice to PHH, the Master Servicer and the Trustee of any such termination of which Assignor has knowledge.

Amendments to Purchase and Servicing Agreement

17.          [Reserved].

18.          The parties agree that the Purchase and Servicing Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

                              (a)             Definitions.

(i)           The definitions of “Arbitration,” “Business Day,” “Designated Guidelines,” “Eligible Account,” “Opinion of Counsel,” “Permitted Investment,” “Repurchase Price,” “Servicing Fee” and “Servicing Fee Rate” set forth in Section 1.01 of the Purchase and Servicing Agreement shall be deleted and replaced in their entirety as follows, and the definition of “Stated Principal Balance” as set forth below shall be added to Section 1.01 following the definition of “Proprietary Lease” (capitalized terms not defined in the Purchase and Servicing Agreement but listed on Attachment 3 shall be defined as specified on Attachment 3):

Arbitration:  Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the State of New York, or the State of New Jersey, or the State of California, or the State of Maryland or the State of Minnesota, or (iii) a day on which banks in the State of New York, or the State of New Jersey, or the State of California, or the State of Maryland or the State of Minnesota are authorized or obligated by law or executive order to be closed.

Designated Guidelines:  As to each Mortgage Loan, the applicable set of underwriting guidelines in effect as of the origination date of such Mortgage Loan, in the form provided by the Seller to the Purchaser, as may be updated and provided to the Purchaser from time to time.

Eligible Account:  Any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which are rated in the highest rating category of the Rating Agency with respect to short-term unsecured debt obligations and in one of the two highest rating categories of Fitch, Inc. (the “Rating Agency”) with respect to long-term unsecured debt obligations at the time any amounts are held on deposit therein. Eligible Accounts may bear interest.  If the rating of the short-term or long-term unsecured debt obligations of the depository institution or trust company that maintains the account or accounts is no longer in the highest rating category of the Rating Agency with respect to short-term unsecured debt obligations or in one of the two highest rating categories of the Rating Agency with respect to long-term unsecured debt obligations, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

Opinion of Counsel:  A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed, and which must be Independent outside counsel with respect to any such opinion of counsel concerning the taxation or the federal income tax status of each REMIC.

Permitted Investments:  At any time, any one or more of the following obligations and securities:

(i)            direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)           (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)          repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i)  above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)          securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Permitted Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Permitted Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Permitted Investments;

(v)           commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by the Rating Agency at the time of such investment; and

(vi)          any money market funds rated in one of the two highest rating categories by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, including any such fund managed or advised by the Trustee or any of its Affiliates;

provided, however, that no instrument or security shall be a Permitted Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

Repurchase Price:  With respect to any Mortgage Loan, a price equal to (i) the Unpaid Principal Balance of such Mortgage Loan plus (ii) interest on such Unpaid Principal Balance at the Note Rate from and including the last Due Date through which interest has been paid by or on behalf of the Mortgagor up to the Due Date following the date of repurchase, minus (iii) amounts received in respect of such repurchased Mortgage Loan which are being held in the Collection Account for distribution in connection with such Mortgage Loan and, if the Servicer is also the Seller, minus (iv) any unreimbursed Monthly Advances (including Non-recoverable Advances) and any unpaid Servicing Fees made by or owing to the Servicer and allocable to such repurchased Mortgage Loan, which amounts shall be deposited in the Collection Account for withdrawal by the Servicer in accordance with Section 5.05; provided, however, that Servicer shall only be entitled to reimburse itself for Monthly Advances pursuant to Section 5.05(3) and any unpaid Servicing Fees pursuant to Section 5.05(4) from Repurchase Price proceeds to the extent that such Monthly Advances and unpaid Servicing Fees have not been subtracted in accordance with this definition; and provided, further, that, notwithstanding the provisions of Section 5.05 to the contrary, if Servicer as Seller or Servicer is required to repurchase a Mortgage Loan pursuant to Section 3.04, Servicer’s right to reimburse itself pursuant to Section 5.05(4) shall be subsequent to the payment to Purchaser of the Repurchase Price pursuant to Section 3.04, and all other amounts required to be paid to the Purchaser with respect to the Mortgage Loan.

Servicing Fee:  With respect to each Mortgage Loan and any calendar month (or portion thereof) an amount equal to 1/12 of the product of (i) the Stated Principal Balance of such Mortgage Loan and (ii) the Servicing Fee Rate applicable to such Mortgage Loan.

Servicing Fee Rate:  A per annum rate equal to 0.25%.

Stated Principal Balance:  As to any Mortgage Loan and date of determination, the unpaid principal balance of such Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Servicing Modification, Principal Prepayments and related Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date (but not unscheduled Principal Prepayments received on such Due Date) and irrespective of any delinquency in payment by the related Mortgagor.

(b)           Servicing Standard.  In servicing the Mortgage Loans in accordance with the Purchase and Servicing Agreement and Customary Servicing Procedures, the Servicer shall service the Mortgage Loans with a view to the best interests of all holders of the Sequoia Mortgage Trust 2012-1 Mortgage Pass-Through Certificates as a single class.

 (c)           Collection of Mortgage Loan Payments and Segregated Collection Account.

 (i)           The following paragraph shall be added to Section 5.02:

Mortgage Loan payments received by the Servicer will be deposited within one Business Day of receipt into a clearing account that is an Eligible Account.  The Mortgage Loan payments may be commingled with payments of other mortgagors and investors for up to two Business Days prior to the Servicer depositing the Mortgage Loan payments in the 2012-1 Collection Account.  Such clearing account shall not be used for operational or corporate purposes of the Servicer.

 (ii)          The Servicer shall establish a Collection Account pursuant to Section 5.04 of the Purchase and Servicing Agreement which shall be titled “PHH Mortgage Corporation, as trustee and/or bailee for U.S. Bank National Association, as trustee of the Sequoia Mortgage Trust 2012-1” (the “2012-1 Collection Account”), which shall be the Collection Account under this Agreement for all purposes.  If the 2012-1 Collection Account is no longer an Eligible Account, the Servicer shall transfer the 2012-1 Collection Account to an account that is an Eligible Account.

 (d)           Section 3.04  Repurchase and Substitution.

 (i)           The second paragraph of Section 3.04 shall be amended and replaced, to read in its entirety as follows:

 Upon discovery by the Seller, the Servicer or the Purchaser of a breach of any of the representations and warranties contained in Sections 3.01, 3.02 or 3.03 that materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser in the Mortgage Loans (or that materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser in the related Mortgage Loan, in the case of a representation or warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.  A breach of representations and warranties in the first sentence of Section 3.03(21) and Sections 3.03(41) and (52) hereof, shall be deemed to materially and adversely affect the value of the related Mortgage Loan and the interest of the Purchaser therein.  With respect to the representations and warranties contained in Section 3.03 that are made to the Seller’s knowledge, if it is discovered by either the Seller or the Purchaser that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Purchaser therein, the Purchaser shall be entitled to all the remedies to which it would be entitled for a breach of such representation or warranty, including, without limitation, the repurchase requirements contained herein, notwithstanding Seller’s lack of knowledge with respect to the inaccuracy at the time the representation or warranty was made.

(ii)          Clause (ii) of the second sentence of the third paragraph of Section 3.04 shall be amended and replaced, to read in its entirety as follows:

(ii) except for a breach of the representation and warranty in Section 3.03(52) hereof, make an indemnification payment to Purchaser in an amount equal to the reduction in value of such Mortgage Loan as a result of such breach.

(iii)         The last sentence of the third paragraph of Section 3.04 shall be amended and replaced, to read in its entirety as follows:

If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 3.04 was the representation and warranty set forth in clause (9) or (41) of Section 3.03 hereof, then the Seller shall pay to the Purchaser, concurrently with and in addition to the remedies provided in this Section 3.04, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Purchaser, and that directly resulted from such breach, or if incurred and paid by or on behalf of the Purchaser thereafter, concurrently with such payment.

(e)            Section 5.01  Servicing Standards; Additional Documents; Consent of Purchaser.

(i)  The first sentence of Section 5.01(3)(c) shall be amended and replaced, to read in its entirety as follows:

(c)         consistent with the terms of this Agreement, and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that (unless the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, and the Servicer has received the express written consent of the Purchaser) the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than twelve (12) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Maximum Rate (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the Gross Margin (if applicable), agree to the capitalization of arrearages, including interest, fees or expenses owed under the Mortgage Loan, make any future advances or extend the final maturity date with respect to such Mortgage Loan, or accept substitute or additional collateral or release any collateral for such Mortgage Loan.

(ii) The first three sentences of Section 5.01(3)(h) shall be amended and replaced, to read in their entirety as follows:

(h)         notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Purchaser otherwise requests an Environmental Assessment or review of such Mortgaged Property, such Environmental Assessment or review shall be conducted at the Purchaser’s expense or shall be reimbursable as a Servicing Advance.  Upon completion of the Environmental Assessment, the Servicer shall promptly provide the Purchaser with a written report of the Environmental Assessment.  In the event (a) the Environmental Assessment report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser provides written approval for the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Collection Account pursuant to Section 5.05 hereof; provided, however, that if the costs associated with the environmental clean up are projected to exceed $10,000, the Servicer shall notify the Purchaser and shall have no obligation to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, or otherwise remediate or incur any such clean up costs.

(f)            Section 5.08  Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder.

(i)          The first sentence of the second paragraph of Section 5.08 shall be amended and replaced, to read in its entirety as follows:

With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80%, the Servicer shall promptly, without any cost to the Purchaser, maintain in full force and effect a Primary Insurance Policy, conforming in all respects to the description set forth in Section 3.03(30) hereof, issued by an insurer described in that Section, with respect to each Mortgage Loan for which such coverage is required.

(ii)         The fourth sentence of the second paragraph of Section 5.08 shall be amended and replaced, to read in its entirety as follows:

The Servicer shall not cancel or refuse to renew any Primary Insurance Policy in effect on the Funding Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such canceled or nonrenewed policy is obtained from and maintained with an insurer that satisfies the standards set forth in Section 3.03(30) hereof.

(g)           Section 5.13  Realization Upon Specially Serviced Mortgage Loans and REO Properties.  The second sentence of the first paragraph of Section 5.13 shall be amended and replaced, to read in its entirety as follows:

 In the event that any payment due under any Mortgage Loan remains delinquent for a period of 45 days, the Servicer shall order an inspection of the related Mortgaged Property and, except with respect to any Mortgage Loan for which the Servicer is in the process of modifying or has modified the terms of such Mortgage Loan, if the Mortgage Loan remains delinquent for a period of 90 days or more, the Servicer shall commence foreclosure proceedings in accordance with Customary Servicing Procedures and the guidelines set forth by Fannie Mae, Freddie Mac, or FHFA, and FHA or VA, as applicable.

(h)           Section 8.02  Purchaser Financial Statements.  Section 8.02 shall be amended and replaced, to read in its entirety as follows:

 Section 8.02  [Reserved].

(i)            Section 11.01  Term and Termination.  Clause (2) of Section 11.01 shall be amended and replaced, to read in its entirety as follows:

(2)         In any case other than as provided under clause (1) hereof, the obligations and responsibilities of the Servicer hereunder shall terminate upon: the later of (a)(I) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan and (II) the disposition of all REO Property and the remittance of all funds due hereunder and (b) the exercise of a party of its Clean-up Call (as such term is defined in the Pooling and Servicing Agreement).

(j)            REMIC Provisions.

(i)           The following definition of “REMIC Provisions” is hereby added to Section 1.01 of the Purchase and Servicing Agreement (capitalized terms not defined in the Purchase and Servicing Agreement to be as defined in the Pooling and Servicing Agreement):

REMIC Provisions:       Sections 860A through 860G of the Internal Revenue Code; such other provisions of the Code as relate to an entity created thereunder;  the regulations promulgated pursuant such sections and provisions of the Code; and published guidance issued by the Internal Revenue Service relating to such Code sections and regulations.

(ii)           The following additional provisions shall be added after Section 7.07, to read in its entirety as follows:

Section 7.08      Compliance with REMIC Provisions

If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contributions” to a REMIC set forth in Section 860G(d) of the Code) unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

(iii)         The following paragraph shall be added to the end of Section 11.13, to read in its entirety as follows:

If a Mortgage Loan is held by a REMIC, the Servicer shall not acquire any real property (or personal property incident to such real property) in respect of such Mortgage Loan except in connection with a default or imminent default of such Mortgage Loan. In the event that a REMIC acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the Trust, but in any event within three years after its acquisition by such REMIC unless the Servicer provides to the Purchaser and the Trustee and the Securities Administrator under the Pooling and Servicing Agreement an Opinion of Counsel to the effect that the holding by such REMIC of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on “prohibited transactions” on such REMIC as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by such REMIC is located or cause such REMIC to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by such REMIC is located at any time that any mortgage pass-through certificates representing interests in such REMIC are outstanding. The Servicer shall conserve, protect and operate each such property for such REMIC solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trust for the period prior to the sale of such property. Additionally, the Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Purchaser and the Trustee and the Securities Administrator under the Pooling and Servicing Agreement an Officers’ Certificate on or before March 31 of each year stating that such reports have been filed.  Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

 (k)           Form of Monthly Report. The Servicer shall provide monthly accounting reports to the Purchaser and Master Servicer, pursuant to Section 6.02 of the Purchase and Servicing Agreement, with the information included in the ASF RMBS Reporting Package issued by the American Securitization Forum on July 15, 2009, as revised from time to time, to the extent available.

 (l)            Avoidance of Consolidation.

 (i)           An additional “Event of Default” shall be listed in Section 10.01, to be inserted after clause (10), to read in its entirety as follows:

or (11) the purchase or holding of any securities issued in a Securitization Transaction by any Servicer that is an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “insured depository institution”) (any Servicer that is an insured depository institution, an “IDI Servicer”) such that the IDI Servicer is required to consolidate any of the Mortgage Loans on its financial statements under U.S. generally accepted accounting principles;

 (ii)          The following Section 9.05 shall be inserted after Section 9.04, to read in its entirety as follows:

 Section 9.05        Avoidance of Consolidation.

(a)           Each IDI Servicer hereby covenants and agrees that it shall not hold or purchase any certificate (a “Certificate”) issued by the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) as part of the initial offering of Certificates or if its holding or purchase of such Certificate (or interest therein) would cause such IDI Servicer to be required to consolidate any assets of the issuing entity on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”).  Any IDI Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause such IDI Servicer to be required to Consolidate any assets of the issuing entity on its financial statements.

If an IDI Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate.  If an IDI Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Section 9.05 and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose.  The IDI Servicer shall promptly endorse and deliver such Certificate in accordance with the instructions of the Securities Administrator.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the IDI Servicer.  The terms and conditions of any sale under this Section 9.05 shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion.  The IDI Servicer shall indemnify and hold harmless the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase resulting in a Consolidation.

(b) The Servicer covenants and agrees that it shall not transfer its servicing rights and duties under this Agreement to an insured depository institution (an insured depository institution in such capacity, a “servicer transferee”) unless the Servicer shall have received a representation from the servicer transferee that the acquisition of such servicing rights and duties will not cause the servicer transferee to be required to Consolidate any assets of the Trust on its financial statements.  Any servicer transferee shall be deemed to have represented by virtue of its acquisition of such servicing rights and duties that such acquisition will not cause Consolidation.  Any servicer transferee whose acquisition of such servicing rights and duties was effected in violation of the restrictions in this Section 9.05 shall indemnify and hold harmless the Servicer, the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

(m)           The Designated Guidelines attached as Exhibit 1.01 are hereby removed from the Purchase and Servicing Agreement and the reference to Designated Guidelines in the Table of Contents shall be replaced with “[Reserved.]”

(n)           The first sentence of Section 5.14 is hereby deleted and replaced in its entirety with the following:

 If title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (each, an “REO Property”), the deed or certificate of sale shall be taken in the name of the Trust, where permitted by applicable law or regulation, and where not so permitted, in the name of the trustee of the Trust or its nominee.

(o)           Indemnification Expenses.  The second sentence of Section 9.01 is hereby deleted and replaced in its entirety with the following:

The Seller or Servicer, as the case may be, shall immediately (i) notify the Purchaser if a claim is made by a third party with respect to this Agreement, any Mortgage Loan and/or any REO Property (ii) assume the defense of any such claim and pay all expenses in connection therewith, including attorneys’ fees, and (iii) promptly pay, discharge and satisfy any judgment, award, or decree that may be entered against it or the Purchaser in respect of such claim.

19.            The rights under the Purchase and Servicing Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase and Servicing Agreement as amended by this Agreement.

Miscellaneous

20.           All demands, notices and communications related to the Mortgage Loans, the Purchase and Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)           In the case of PHH,

PHH Mortgage Corporation
One Mortgage Way
Mount Laurel, New Jersey  08054
Attention: Vice President Servicing

with a copy to

PHH Mortgage Corporation
One Mortgage Way
Mount Laurel, New Jersey  08054
Attention: Fred Kinkler, Assistant General Counsel

(b)          In the case of Assignee,

U.S. Bank National Association
60 Livingston Avenue
EP-MN-WS3D
St. Paul, Minnesota, 55107
Attention: Structured Finance – Sequoia Mortgage Loan Trust 2012-1

 (c)          In the case of Depositor,

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of the Master Servicer,

 Wells Fargo Bank, N.A.
 9062 Old Annapolis Road
 Columbia, Maryland 21045

 Telephone number:  (410) 884-2000
 Facsimile number: (410) 715-2380
 Electronic mail address:  g=cts-spg-team-a-5@wellsfargo.com
 Attention:  Client Manager — Sequoia Mortgage Trust 2012-1

(f)           In the case of the Controlling Holder,

Sequoia Mortgage Funding Corporation
One Belvedere Place, Suite 360
Mill Valley, California 94941
Attention: William Moliski

with a copy to

 General Counsel at the same address

               21.           This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

22.            No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

23.            This Agreement shall inure to the benefit of the successors and assigns of the parties hereto.  Any entity into which Assignor, Depositor, Assignee or PHH may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or PHH, respectively, hereunder.

24.            This Agreement shall survive the conveyance of the Mortgage Loans, the assignment the Purchase and Servicing Agreement by Assignor to Assignee, and the termination of the Purchase and Servicing Agreement.

25.            This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

26.            The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto.  PHH hereby consents to such exercise and enforcement.

27.            It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee as the Assignee (i) this Agreement is executed and delivered by U.S. Bank National Association (“U.S. Bank”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by U.S. Bank but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of U.S. Bank, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall U.S. Bank in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Purchaser under the Servicing Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

28.           Master Servicer.  PHH hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee.  The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee hereunder and the rights of the Assignee as the Purchaser under the Purchase and Servicing Agreement, including, without limitation, the right to enforce the obligations of the Seller and Servicer hereunder and thereunder and the right to exercise the remedies of the Purchaser hereunder and thereunder, except to the extent such rights have been retained by the Assignor under Section 16 hereof.

29.           PHH shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

 Wells Fargo Bank, N.A.
 San Francisco, California
 ABA# 121-000-248
 Account #3970771416
 Account Name: SAS Clearing
 FFC: Account #8386630, Sequoia Mortgage Trust 2012-1 Distribution Account

30.          PHH acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement.  Requests for Mortgage Loan Documents under Section 2.04 of the Purchase and Servicing Agreement shall be directed to Wells Fargo Bank, N.A., as custodian, using the form of Request for Release in the form of Exhibit F hereto.  PHH shall provide the Custodian with the specimen signatures of PHH's authorized servicing representatives using the form in Exhibit D-3 hereto.  Notwithstanding Section 2.04 of the Purchase and Servicing Agreement, PHH shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Section 3.03 of the Purchase and Servicing Agreement.

31.          Assignor hereby requests that PHH furnish each Mortgagor with the notice described in Section 2.07 of the Purchase and Servicing Agreement, in accordance with the terms of Section 2.07 therein, and PHH hereby covenants that it shall furnish each Mortgagor with such notice as provided therein.

                32.           PHH hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination or servicing thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2012-1” and an identification of the type of information being provided in the body of such electronic mail.  The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify PHH in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider.  PHH shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider.  None of the foregoing restrictions in this Section 31 prohibit or restrict oral or written communications, or providing information, between PHH, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to PHH, (ii) such Rating Agency’s or NRSRO’s approval of PHH as a residential mortgage master, special or primary servicer, or (iii) such Rating Agency’s or NRSRO’s evaluation of PHH’s origination or servicing operations in general; provided, however, that PHH shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:	/s/ John Isbrandtsen
Name:	John Isbrandtsen
Title:	Authorized Officer

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee,
Assignee

By:	/s/ Tamara Schultz-Fugh
Name:	Tamara Schultz-Fugh
Title:	Vice President

PHH MORTGAGE CORPORATION

By:	/s/ Allyn Brown
Name:	Allyn Brown
Title:	Vice President

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:	/s/ Graham M. Oglesby
Name:	Graham M. Oglesby
Title:	Vice President

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

KEY	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Servicer Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose	Cash Out Amount
1	1000200	0.002500			1000200	2	2000000985	7121903640	1	1	0	7
2	1000200	0.003750			1000200	1	2000000817	7121006428	2	1	0	9
3	1000200	0.002500			1000200	2	2000001184	7122307155	1	1	0	6
4	1000200	0.002500			1000200	2	2000000958	7121754175	1	1	0	7
5	1000200	0.002500			1000200	2	2000000968	7121666429	1	1	0	7
6	1000200	0.003750			1000200	1	2000000343	7118457022	2	1	0	9
7	1000200	0.002500			1000200	2	2000000984	7121902899	1	1	0	7
8	1000200	0.002500			1000200	2	2000001515	7122451052	1	1	0	7
9	1000200	0.003750			1000200	1	2000000804	7120686444	2	1	0	7
10	1000200	0.003750			1000200	1	2000000641	7120816173	2	1	0	7
11	1000200	0.002500			1000200	2	2000001183	7122256725	1	1	0	7
12	1000200	0.002500			1000200	2	2000000627	5040351321	1	1	0	9
13	1000200	0.002500			1000200	2	2000001022	7121753466	1	1	0	9
14	1000200	0.003750			1000200	1	2000000918	7121085000	2	1	0	7
15	1000200	0.002500			1000200	2	2000000993	7121668326	1	1	0	7
16	1000200	0.002500			1000200	1	2000001271	7122356434	1	1	0	9
17	1000200	0.003750			1000200	1	2000000956	7120681791	2	1	0	7
18	1000200	0.002500			1000200	2	2000000867	7120768283	1	1	0	7
19	1000200	0.002500			1000200	2	2000000990	7121723493	1	1	0	7
20	1000200	0.002500			1000200	2	2000000972	7121753607	1	1	0	3
21	1000200	0.003750			1000200	1	2000000027	7116767018	2	1	0	7
22	1000200	0.002500			1000200	2	2000001075	7121657733	1	1	0	9
23	1000200	0.002500			1000200	2	2000000581	7120289157	1	1	0	7
24	1000200	0.002500			1000200	2	2000000874	7121251800	1	1	0	7
25	1000200	0.002500			1000200	1	2000001014	7121966142	1	1	0	7
26	1000200	0.002500			1000200	1	2000001096	7120524207	1	1	0	7
27	1000200	0.003750			1000200	1	2000000875	7119965072	2	1	0	7
28	1000200	0.002500			1000200	2	2000000948	5050454775	1	1	0	9
29	1000200	0.002500			1000200	2	2000000912	7121571579	1	1	0	7
30	1000200	0.003750			1000200	1	2000000504	7120359166	2	1	0	7
31	1000200	0.003750			1000200	1	2000000834	7120605030	2	1	0	7
32	1000200	0.002500			1000200	2	2000000983	7121336809	1	1	0	9
33	1000200	0.003750			1000200	1	2000000675	7120766279	2	1	0	7
34	1000200	0.002500			1000200	2	2000000654	5040350877	1	1	0	9
35	1000200	0.003750			1000200	1	2000001013	7121909985	2	1	0	7
36	1000200	0.002500			1000200	2	2000001041	7121832930	1	1	0	7
37	1000200	0.003750			1000200	1	2000000678	7120918300	2	1	0	7
38	1000200	0.002500			1000200	2	2000000792	7120850032	1	1	0	3
39	1000200	0.002500			1000200	2	2000001190	7122331841	1	1	0	9
40	1000200	0.002500			1000200	2	2000001162	7121919133	1	1	0	7
41	1000200	0.003750			1000200	1	2000000806	7121082353	2	1	0	7
42	1000200	0.002500			1000200	2	2000001152	7122239028	1	1	0	7
43	1000200	0.003750			1000200	1	2000000473	7119654767	2	1	0	9
44	1000200	0.003750			1000200	1	2000001588	7120444828	2	1	0	7
45	1000200	0.002500			1000200	2	2000001108	7121575273	1	1	0	7
46	1000200	0.002500			1000200	2	2000001403	7121674803	1	1	0	9
47	1000200	0.002500			1000200	2	2000000991	7121722271	1	1	0	9
48	1000200	0.002500			1000200	2	2000001088	7122076396	1	1	0	9
49	1000200	0.002500			1000200	2	2000001267	7122334985	1	1	0	7
50	1000200	0.002500			1000200	2	2000001299	7122405942	1	1	0	9
51	1000200	0.003750			1000200	1	2000001568	7122627289	2	1	0	7
52	1000200	0.002500			1000200	1	2000001610	7122705481	1	1	0	9
53	1000200	0.002500			1000200	2	2000001611	7122780740	1	1	0	7
54	1000200	0.002500			1000200	1	2000001788	7122969368	1	1	0	7
55	1000200	0.002500			1000200	2	2000001351	5040436072	1	1	0	9
56	1000200	0.002500			1000200	2	2000001439	7122619625	1	1	0	3

KEY	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date
1					1	0	0				0.00		20110729
2					1	0	0				0.00		20110627
3					1	0	0				0.00		20110831
4					1	4	0				0.00		20110722
5					1	4	0				0.00		20110811
6					1	0	0				0.00		20101123
7					1	4	0				0.00		20110815
8					1	4	0				0.00		20110923
9					1	4	0				0.00		20110613
10					1	4	0				0.00		20110502
11					1	4	0				0.00		20110915
12					1	4	0				0.00		20110624
13					1	4	0				0.00		20110822
14					1	4	0				0.00		20110714
15					1	4	0				0.00		20110815
16					1	4	0				0.00		20110926
17					1	4	0				0.00		20110629
18					1	4	0				0.00		20110713
19					1	4	0				0.00		20110801
20					1	4	0				0.00		20110920
21					1	0	0				0.00		20100730
22					1	4	0				0.00		20110915
23					1	0	0				0.00		20110506
24					1	4	0				0.00		20110623
25					1	0	0				0.00		20110825
26					1	4	0				0.00		20110819
27					1	4	0				0.00		20110718
28					1	0	0				200000.00		20110822
29					1	4	0				0.00		20110701
30					1	0	0				0.00		20110425
31					1	4	0				0.00		20110601
32					1	0	0				250000.00		20110826
33					1	4	0				0.00		20110602
34					1	0	0				0.00		20110707
35					1	0	0				0.00		20110802
36					1	4	0				0.00		20110831
37					1	4	0				0.00		20110525
38					1	0	0				0.00		20110812
39					1	0	0				0.00		20110926
40					1	4	0				0.00		20110823
41					1	0	0				0.00		20110527
42					1	4	0				0.00		20110916
43					1	0	0				0.00		20110226
44					1	4	0				0.00		20111013
45					1	4	0				0.00		20110818
46					1	0	0				0.00		20110922
47					1	0	0				0.00		20110919
48					1	0	0				0.00		20110902
49					1	4	0				0.00		20110923
50					1	0	0				0.00		20111011
51					1	0	0				0.00		20110928
52					1	4	0				0.00		20111024
53					1	0	0				0.00		20111027
54					1	4	0				0.00		20111026
55					1	4	0				0.00		20111024
56					1	0	0				0.00		20111027

KEY	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date
1	432000.00	0.055000	360	360	20110901	1	0	0		429470.88	0.055000	2452.85	20120101
2	444600.00	0.046250	240	360	20110801	1	120	0		444600.00	0.046250	1713.56	20120101
3	493240.00	0.048750	360	360	20111001	1	0	0		490799.25	0.048750	2610.27	20120101
4	516000.00	0.046250	360	360	20110901	1	0	0		512653.25	0.046250	2652.96	20120101
5	517000.00	0.046250	360	360	20111001	1	0	0		513995.29	0.046250	2658.11	20120101
6	574142.21	0.051250	360	360	20110201	1	0	0		564294.12	0.051250	3126.13	20120101
7	591000.00	0.050000	360	360	20111001	1	0	0		588141.72	0.050000	3172.62	20120101
8	600000.00	0.046250	360	360	20111101	1	0	0		597674.04	0.046250	3084.84	20120101
9	604000.00	0.040000	360	360	20110801	1	0	0		598734.74	0.040000	2883.59	20120101
10	608000.00	0.051250	360	360	20110701	1	0	0		602938.76	0.051250	3310.49	20120101
11	609000.00	0.046250	360	360	20111101	1	0	0		606639.16	0.046250	3131.11	20120101
12	624640.00	0.053750	360	360	20110801	1	0	0		619587.65	0.053750	3497.81	20120101
13	650000.00	0.050000	360	360	20111001	1	0	0		646856.35	0.050000	3489.35	20120101
14	680000.00	0.048750	360	360	20110901	1	0	0		675785.29	0.048750	3598.62	20120101
15	700000.00	0.052500	360	360	20111001	1	0	0		696767.15	0.052500	3865.43	20120101
16	707639.53	0.037500	180	180	20111101	1	0	0		698807.74	0.037500	5146.12	20120101
17	737726.00	0.043750	360	360	20110801	1	0	0		731708.99	0.043750	3683.36	20120101
18	742000.00	0.048750	360	360	20110901	1	0	0		737401.01	0.048750	3926.73	20120101
19	750000.00	0.047500	360	360	20111001	1	0	0		743155.30	0.047500	3912.36	20120101
20	760000.00	0.048750	360	360	20111101	1	0	0		757185.12	0.048750	4021.99	20120101
21	784000.00	0.047500	360	360	20100901	1	0	0		765220.98	0.047500	4089.72	20120101
22	770000.00	0.048750	360	360	20111101	1	0	0		767148.10	0.048750	4074.91	20120101
23	779730.00	0.048750	360	360	20110701	1	0	0		772936.43	0.048750	4126.40	20120101
24	787500.00	0.052500	360	360	20110801	1	0	0		782020.58	0.052500	4348.61	20120101
25	800000.00	0.037500	180	180	20111001	1	0	0		786666.54	0.037500	5817.78	20120101
26	825000.00	0.043750	180	180	20111001	1	0	0		811925.49	0.043750	6258.62	20120101
27	830000.00	0.036250	360	360	20110901	1	0	0		823571.59	0.036250	3785.23	20120101
28	850000.00	0.050000	360	360	20111001	1	0	0		845889.11	0.050000	4562.99	20120101
29	855000.00	0.048750	360	360	20110801	1	0	0		848627.78	0.048750	4524.74	20120101
30	864000.00	0.043750	240	360	20110601	1	120	0		864000.00	0.043750	3150.00	20120101
31	875000.00	0.040000	240	360	20110801	1	120	0		875000.00	0.040000	2916.67	20120101
32	900174.00	0.050000	360	360	20111001	1	0	0		895820.47	0.050000	4832.33	20120101
33	900000.00	0.048750	240	360	20110801	1	120	0		900000.00	0.048750	3656.25	20120101
34	920000.00	0.055000	360	360	20110901	1	0	0		914918.67	0.055000	5223.66	20120101
35	980000.00	0.042500	240	360	20111001	1	120	0		980000.00	0.042500	3470.83	20120101
36	1000000.00	0.048750	360	360	20111001	1	0	0		995051.58	0.048750	5292.09	20120101
37	1005000.00	0.050000	240	360	20110701	1	120	0		1004921.42	0.050000	4187.17	20120101
38	1036355.70	0.052500	360	360	20111001	1	0	0		1031569.44	0.052500	5722.80	20120101
39	1037100.00	0.046250	360	360	20111101	1	0	0		1030073.78	0.046250	5332.15	20120101
40	1050000.00	0.048750	360	360	20111001	1	0	0		1044804.19	0.048750	5556.69	20120101
41	1100000.00	0.037500	240	360	20110701	1	120	0		1098600.00	0.037500	3433.13	20120101
42	1240000.00	0.046250	360	360	20111101	1	0	0		1235193.03	0.046250	6375.33	20120101
43	2000000.00	0.053750	240	360	20110401	1	120	0		2000000.00	0.053750	8958.33	20120101
44	938000.00	0.042500	360	360	20111201	1	120	0		938000.00	0.042500	3322.08	20120101
45	1032000.00	0.048750	360	360	20111001	1	0	0		1026893.26	0.048750	5461.43	20120101
46	1494000.00	0.047500	360	360	20111101	1	0	0		1488338.64	0.047500	7793.42	20120101
47	900000.00	0.051250	360	360	20111101	1	0	0		896816.53	0.051250	4900.39	20120101
48	464923.00	0.051250	360	360	20111101	1	0	0		463278.48	0.051250	2531.45	20120101
49	800000.00	0.048750	360	360	20111101	1	0	0		797036.98	0.048750	4233.67	20120101
50	802334.00	0.047500	360	360	20111201	1	0	0		800311.10	0.047500	4185.36	20120101
51	1295000.00	0.041250	360	360	20111101	1	120	0		1295000.00	0.041250	4451.56	20120101
52	711318.20	0.043750	180	180	20111201	1	0	0		705702.26	0.043750	5396.21	20120101
53	1087500.00	0.045000	360	360	20111201	1	0	0		1084630.46	0.045000	5510.21	20120101
54	925000.00	0.036250	180	180	20111201	1	0	0		917237.63	0.036250	6669.60	20120101
55	775980.00	0.048750	360	360	20111201	1	0	0		772434.47	0.048750	4106.55	20120101
56	897437.92	0.046250	360	360	20111201	1	0	0		895123.04	0.046250	4614.09	20120101

KEY	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)
1	0	0
2	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000	0.096250
3	0	0
4	0	0
5	0	0
6	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000	0.101250
7	0	0
8	0	0
9	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000	0.090000
10	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000	0.101250
11	0	0
12	0	0
13	0	0
14	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000	0.098750
15	0	0
16	0	0
17	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000	0.093750
18	0	0
19	0	0
20	0	0
21	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000	0.097500
22	0	0
23	0	0
24	0	0
25	0	0
26	0	0
27	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000	0.086250
28	0	0
29	0	0
30	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000	0.093750
31	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000	0.090000
32	0	0
33	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000	0.098750
34	0	0
35	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000	0.092500
36	0	0
37	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000	0.100000
38	0	0
39	0	0
40	0	0
41	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000	0.087500
42	0	0
43	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000	0.103750
44	0	39	45	0.022500	3	0.001250	60	0.050000	0.050000	12	0.020000	0.020000	0.092500
45	0	0
46	0	0
47	0	0
48	0	0
49	0	0
50	0	0
51	0	39	45	0.022500	3	0.001250	120	0.050000	0.050000	12	0.020000	0.020000	0.091250
52	0	0
53	0	0
54	0	0
55	0	0
56	0	0

KEY	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment
1											0
2	0.022500										0
3											0
4											0
5											0
6	0.022500										0
7											0
8											0
9	0.022500										0
10	0.022500										0
11											0
12											0
13											0
14	0.022500										0
15											0
16											0
17	0.022500										0
18											0
19											0
20											0
21	0.022500										0
22											0
23											0
24											0
25											0
26											0
27	0.022500										0
28											0
29											0
30	0.022500										0
31	0.022500										0
32											0
33	0.022500										0
34											0
35	0.022500										0
36											0
37	0.022500										0
38											0
39											0
40											0
41	0.022500										0
42											0
43	0.022500										0
44	0.022500										0
45											0
46											0
47											0
48											0
49											0
50											0
51	0.022500										0
52											0
53											0
54											0
55											0
56											0

KEY	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home
1				0		301	1		0		0.2		0
2				0		286	1		0		1.07		7
3				0		274	1		0		26.5		0
4				0		120	1		0		0.55		0
5				0		128	1		0		0.94		0
6				0		91	1		0		2.3		9
7				0		80	1		0		29.95		0
8				0		217	2		1		13		0
9				0		47	2		0		0.4		0
10				0		296	2		0		11.7		0
11				0		14	2		0		7.7		0
12				0		313	2		1		23		4
13				0		191	1		0		5.18		0.25
14				0		395	3		1		0.3		0
15				0		441	1		0		0.08		0
16				0		300	1		0		13.91		17.17
17				0		393	1		0		31.93		0
18				0		71	1		0		0.3		0
19				0		61	1		0		11.62		0
20				0		98	1		0		14.5		9
21				0		418	2		0		16.1		0
22				0		227	1		0		2		9.75
23				0		291	1		0		3.35		0
24				0		216	4		1		41		0
25				0		48	2		0		32		0
26				0		214	4		1		12		0
27				0		55	1		0		0.6		0
28				0		315	1		0		6.61		6.47
29				0		97	1		1		0.29		0
30				0		148	2		0		4.5		0
31				0		308	2		0		5		0
32				0		168	2		0		3	2	22
33				0		27	3		0		13.57		0
34				0		340	2		1		14		36
35				0		414	1		0		2.1		0
36				0		110	2		0		9.35		0
37				0		329	2		0		14.1		0
38				0		387	1		0		0		12.25
39				0		326	4		1		3		3
40				0		40	1		0		0.73	9	0
41				0		196	3		0		0.8		0
42				0		188	2		0		12.2	12	0
43				0		44	1		0		38		8
44				0		221	1		0		15.33		0
45				0		152	2		0		14.02		0
46				0		416	1		0		12.42	11	0.92
47				0		412	2		1		32		11.5
48				0		113	1		0		1.25		6.5
49				0		117	1		0		9		0
50				0		39	1		0		16.5		38
51				0		79	1		1		4		0
52				0		34	2		0		7		2.5
53				0		237	2		0		0.95		0
54				0		278	1		0		1.65	6	0
55				0		189	1		1		13		6
56				0		75	1		1		31.04		30.08

KEY	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1	1	20111205							714	714		3
2	1	20111205							798	796		3
3	1								809
4	1	20111205							732	772		3
5	1								785
6	1	20111025							802	697		3
7	1								785
8	1								713
9	1	20111205							762	775		3
10	1	20111025							781	679		3
11	1								804
12	1	20111205							790	786		3
13	1								737
14	1	20111205							809	786		3
15	1								777
16	1								778
17	1	20111205							778	758		3
18	1	20111205							780	710		3
19	1								745
20	1								728
21	1	20111025							772	775		3
22	1								791
23	1	20111025							764	756		3
24	1	20111205							776	753		3
25	1								762
26	1								803
27	1	20111205							744	751		3
28	1								780
29	1	20111205							759	704		3
30	1	20111025							751	775		3
31	1	20111205							754	666		3
32	1								751
33	1	20111205							799	811		3
34	1	20111205							740	754		3
35	1								790
36	1								732
37	1	20111205							752	681		3
38	1								729
39	1								795
40	1								790
41	1	20111205							771	761		3
42	1								792
43	1	20111025							798	797		3
44	1								781
45	1								767
46	1								791
47	1								791
48	1								766
49	1								787
50	1								776
51	1								763
52	1								750
53	1								708
54	1								782
55	1								753
56	1								788

KEY	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income
1								000000000000			16250		0
2								000000000000			10416.66		0
3								000000000000			10000.5		8326.31
4								000000000000			12500		0
5								000000000000			19837.52		0
6								000000000000			15000.27		0
7								000000000000			18583.5	0	-125
8								000000000000			22876.92		0
9								000000000000			22500		0
10								000000000000			32110		0
11								000000000000			27083.34		0
12								000000000000			20585.46		3243.9
13								000000000000			16310.67		4876
14								000000000000			28750.33		-2332
15								000000000000			27083.33		-1337.42
16								000000000000			30562.57		431.88
17								000000000000			21016.67		0
18								000000000000			19583.33		0
19								000000000000			28775		0
20								000000000000			18750		0
21								000000000000			19013		5833
22								000000000000			14166.67		0
23								000000000000			21186.5		9144.76
24								000000000000			105721		-1221
25								000000000000			66666.67		0
26								000000000000			0		52392
27								000000000000			19166.68		0
28								000000000000			20219.58		0
29								000000000000			14462.75		0
30								000000000000			31250		0
31								000000000000			13033.33		1860.93
32								000000000000			2013.88	7847	4444.2
33								000000000000			44961		0
34								000000000000			5856	8875	8604
35								000000000000			18500		1786.08
36								000000000000			28099		10019
37								000000000000			40916.67		0
38								000000000000			0	0	53762.93
39								000000000000			46780.25		3329.29
40								000000000000			25000	14499	0
41								000000000000			20300		0
42								000000000000				25000	0
43								000000000000			40270.75		13683.75
44								000000000000			21250		7103.73
45								000000000000			37500		0
46								000000000000			3166.68	5897	12709.29
47								000000000000			21235		7285
48								000000000000			25000		0
49								000000000000			17260.94		0
50								000000000000			28977.41		0
51								000000000000			91568		0
52								000000000000			6250.01		33537.83
53								000000000000			36249.98		0
54								000000000000			11250	10244	0
55								000000000000			22472		0
56								000000000000			55310.17		0

KEY	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI
1		16250	16250	1	5		3		4		80008.04	519.81	0.1829330
2		10416.66	10416.66	0	5		3		4		317624.41	934.09	0.2541750
3		10000.5	18326.81	0	5		3		4		66563.46	1393.20	0.2184490
4		12500	12500	0	5		3		4		23097.16	2527.39	0.4144280
5		19837.52	19837.52	0	5		3		4		174110.72	1519.58	0.2105950
6		15000.27	15000.27	0	5		3		4		114924.48	1298.84	0.2949930
7	2467	18583.5	20925.24	1	5		3		4		51562.23	1284.90	0.2130210
8		22876.92	22876.92	0	4		3		4		103703.55	5546.10	0.3772770
9		22500	22500	0	5		3		4		204115.86	3759.76	0.2952600
10		32110	32110	0	5		3		4		707898.31	7463.61	0.3355370
11		27083.34	27083.34	0	5		3		4		103711.13	3155.04	0.2321040
12		20585.46	23829.36	1	5		3		4		34537.93	1140.39	0.1946420
13		16310.67	21186.67	1	5		3		4		215550.72	4423.69	0.3734910
14		28750.33	26418.33	0	4		3		4		454898.32	10909.59	0.5491720
15		27083.33	25745.91	1	5		3		4		463206.61	3027.96	0.2677470
16		30562.57	30994.45	0	5		3		4		471565.29	1054.08	0.2000420
17		21016.67	21016.67	0	5		3		4		18464.22	3589.92	0.3460720
18		19583.33	19583.33	1	5		3		4		328991.82	1837.17	0.2943270
19		28775	28775	0	5		3		4		364416.06	3195.18	0.2470040
20		18750	18750	0	5		3		4		105082.54	3922.88	0.4237260
21		19013	24846	0	5		3		4		327745.78	5819.96	0.3988440
22		14166.67	14166.67	0	5		3		4		127630.03	1632.89	0.4029030
23		21186.5	30331.26	1	5		3		4		245523.97	2092.57	0.2050350
24		105721	104500	0	5		3		4		531781.27	14876.06	0.1839680
25		66666.67	66666.67	0	5		3		4		873105.41	9209.49	0.2254090
26		0	52392	0	4		3		4		722776.49	6964.39	0.2523860
27		19166.68	19166.68	0	5		3		4		454252.61	2881.61	0.3478350
28		20219.58	20219.58	1	5		3		4		262008.54	2018.31	0.3254910
29		14462.75	14462.75	0	4		3		4		190750.47	1237.22	0.3983990
30		31250	31250	0	5		3		4		158926.67	5218.34	0.2677870
31		13033.33	14894.26	0	5		3		4		55453.38	1444.91	0.2928360
32	4378	9860.54	18682.78	0	5		3		4		441056.91	2565.06	0.3959470
33		44961	44961	0	5		3		4		802441.5	9575.50	0.2942940
34	985	14731	24320	0	4		3		4		670083.09	4199.66	0.3874720
35		18500	20286.08	0	5		3		4		726943.57	2264.07	0.2827010
36		28099	38118	0	5		3		4		687196.52	9834.86	0.3968450
37		40916.67	40916.67	0	5		3		4		278240.04	10052.36	0.3480210
38	2078.58	0	55841.51	1	5		2		4		105456.36	4527.92	0.1835680
39		46780.25	50109.54	0	4		3		4		660168.34	1825.86	0.1428470
40	0	39498.97	39498.97	0	5		3		4		279462.73	2231.20	0.1971670
41		20300	20300	1	5		3		4		864653.49	4832.72	0.4074000
42	3870	25000	28869.64	0	5		3		4		250692.49	5803.30	0.4218490
43		40270.75	53954.5	0	5		3		4		477122.4	9754.55	0.3468270
44		21250	28353.73	0	5		3		4		341692.35	4318.46	0.2694720
45		37500	37500	0	5		3		4		309057	5747.51	0.2989050
46	0	9064.1	21773.39	1	5		3		4		275318.31	2460.51	0.4709380
47		21235	28520	0	4		3		4		205294.2	3604.11	0.2981940
48		25000	25000	0	5		3		4		1237894.8	1575.95	0.1642960
49		17260.94	17260.94	1	5		3		4		283351.4	1509.11	0.3327040
50		28977.41	28977.41	0	5		3		4		34982.05	3766.78	0.2744250
51		91568	91568	1	5		3		3		341152.61	5275.53	0.1062280
52		6250.01	39787.84	0	5		3		4		119486.27	2725.45	0.2041240
53		36249.98	36249.98	0	5		3		4		417970.23	5506.68	0.3039140
54	0	21494.42	21494.42	0	5		3		4		273359.01	2234.90	0.4142700
55		22472	22472	0	4		3		4		86375.34	1949.47	0.2694920
56		55310.17	55310.17	0	4		3		4		231365.02	4663.47	0.1677370

KEY	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date
1			100	DENVER	CO	80206	1	1	540000.00	548000.00	3	20110718
2			0	LITTLETON	CO	80124	7	1		596000.00	3	20110505
3			100	ALLEN	TX	75013	7	1	616550.00	625000.00	3	20110811
4			100	WEST CHESTER	PA	19382	7	1	645000.00	650000.00	3	20110629
5			100	BARRINGTON	IL	60010	1	1	975000.00	925000.00	3	20110706
6			0	CORRALES	NM	87048	1	1		900000.00	3	20100930
7			100	MOORESVILLE	NC	28117	7	1	985000.00	1050000.00	3	20110708
8			100	NEW ALBANY	OH	43054	7	1	750000.00	750000.00	3	20110909
9			100	TOPSFIELD	MA	01983	1	1	755000.00	755000.00	3	20110503
10			100	LONE TREE	CO	80124	7	1	760000.00	765000.00	3	20110414
11			100	INVERNESS	IL	60010	7	1	870000.00	870000.00	3	20110817
12			0	YAKIMA	WA	98908	7	1		800000.00	3	20110502
13			0	CENTENNIAL	CO	80016	1	1		1035000.00	3	20110802
14			100	PALMETTO BAY	FL	33157	1	1	925000.00	925000.00	3	20110513
15			100	PEPPER PIKE	OH	44124	7	1	875000.00	934000.00	3	20110714
16			0	DENVER	CO	80206	1	1		1575000.00	3	20110829
17			100	FRISCO	TX	75034	7	1	922158.00	925000.00	3	20110624
18			100	AVON	CT	06001	1	1	1042000.00	1047000.00	3	20110518
19			100	SAN FRANCISCO	CA	94115	3	1	2200000.00	2200000.00	3	20110711
20			0	KINNELON	NJ	07405	7	1		1300000.00	3	20110702
21			100	SKILLMAN	NJ	08558	1	1	980000.00	985000.00	3	20100617
22			0	LOS ALTOS	CA	94024	1	1		1600000.00	3	20110725
23			100	WEST HARTFORD	CT	06117	7	1	1299550.00	1300000.00	3	20110328
24			100	AUSTIN	TX	78738	1	2	1050000.00	1050000.00	3	20110526
25			100	BOSTON	MA	02115	4	1	1200000.00	1225000.00	3	20110721
26			100	SAINT GEORGE	UT	84770	7	2	1100000.00	1250000.00	3	20110715
27			100	CARLISLE	MA	01741	1	1	1037500.00	1040000.00	3	20110525
28			0	BELMONT	CA	94002	1	1		1660000.00	3	20110628
29			100	BOULDER	CO	80304	1	1	1405500.00	1450000.00	3	20110611
30			100	LADUE	MO	63124	7	1	1080000.00	1080000.00	3	20110228
31			100	SUNNYVALE	CA	94087	1	1	1316000.00	1316000.00	3	20110511
32			0	SARATOGA	CA	95070	1	1		2400000.00	3	20110526
33			100	WESTFIELD	NJ	07090	1	1	1500500.00	1507000.00	3	20110415
34			0	MILLBRAE	CA	94030	1	1		1150000.00	3	20110523
35			100	LOS GATOS	CA	95032	1	1	1680000.00	1680000.00	3	20110713
36			100	LOWER GWYNEDD	PA	19002	1	1	1650000.00	1650000.00	3	20110720
37			100	DENVER	CO	80209	1	1	1350000.00	1340000.00	3	20110424
38			0	SARATOGA	CA	95070	1	1		2390000.00	3	20110502
39			0	SAN DIEGO	CA	92130	1	1		1575000.00	3	20110812
40			100	PHILADELPHIA	PA	19118	1	1	1400000.00	1400000.00	3	20110714
41			100	LITTLETON	CO	80127	7	1	1620000.00	1650000.00	3	20110510
42			100	DENVER	CO	80209	1	1	1550000.00	1550000.00	3	20110822
43			0	NEWPORT COAST	CA	92657	7	1		3400000.00	3	20110107
44			100	WINDERMERE	FL	34786	7	1	1340000.00	1650000.00	3	20110914
45			100	MENDHAM	NJ	07945	1	1	1290000.00	1290000.00	3	20110715
46			0	LOS ALTOS HILLS	CA	94022	1	1		2300000.00	3	20110330
47			0	CARMEL	CA	93921	1	2		2120000.00	3	20110711
48			0	WEST DES MOINES	IA	50265	1	1		725000.00	3	20110727
49			100	ARNOLD	MD	21012	1	1	1000000.00	1000000.00	3	20110822
50			0	ENCINO	CA	91316	1	1		1300000.00	3	20110819
51			100	RANCHO SANTA FE	CA	92067	7	1	1850000.00	1850000.00	3	20110915
52			0	ANNAPOLIS	MD	21401	1	1		900000.00	3	20110919
53			100	COTO DE CAZA	CA	92679	7	1	1450000.00	1450000.00	3	20110914
54			100	SAN FRANCISCO	CA	94110	3	1	1175000.00	1185000.00	3	20111006
55			0	DENVER	CO	80209	1	1		1025000.00	3	20110909
56			0	NEW YORK	NY	10025	2	1		1850000.00	3	20110915

KEY	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?
1								0.800000	0.800000	0	0	0
2								0.745973	0.745973	0	0	0
3								0.800000	0.800000	0	0	0
4								0.800000	0.800000	0	0	0
5								0.558919	0.558919	0	0	0
6								0.637936	0.637936	0	0	0
7								0.600000	0.600000	0	0	0
8								0.800000	0.800000	0	0	0
9								0.800000	0.800000	0	0	0
10								0.800000	0.800000	0	0	0
11								0.700000	0.700000	0	0	0
12								0.780800	0.780800	0	0	0
13								0.628019	0.628019	0	0	0
14								0.735135	0.735135	0	0	0
15								0.800000	0.800000	0	0	0
16								0.449295	0.449295	0	0	0
17								0.800000	0.800000	0	0	0
18								0.712092	0.712092	0	0	0
19								0.340909	0.340909	0	0	0
20								0.584615	0.584615	0	0	0
21								0.800000	0.800000	0	0	0
22								0.481250	0.481250	0	0	0
23								0.600000	0.600000	0	0	0
24								0.750000	0.750000	0	0	0
25								0.666667	0.666667	0	0	0
26								0.750000	0.750000	0	0	0
27								0.800000	0.800000	0	0	0
28								0.632530	0.512048	0	0	0
29								0.608324	0.608324	0	0	0
30								0.800000	0.800000	0	0	0
31								0.664894	0.664894	0	0	0
32								0.479239	0.375073	0	0	0
33								0.599800	0.599800	0	0	0
34								0.800000	0.800000	0	0	0
35								0.583333	0.583333	0	0	0
36								0.606061	0.606061	0	0	0
37								0.750000	0.750000	0	0	0
38								0.433622	0.433622	0	0	0
39								0.658476	0.658476	0	0	0
40								0.750000	0.750000	0	0	0
41								0.679012	0.679012	0	0	0
42								0.800000	0.800000	0	0	0
43								0.588235	0.588235	0	0	0
44								0.700000	0.700000	0	0	0
45								0.800000	0.800000	0	0	0
46								0.649565	0.649565	0	0	0
47								0.424528	0.424528	0	0	0
48								0.641273	0.641273	0	0	0
49								0.800000	0.800000	0	0	0
50								0.617180	0.617180	0	0	0
51								0.700000	0.700000	0	0	0
52								0.790354	0.790354	0	0	0
53								0.750000	0.750000	0	0	0
54								0.787234	0.787234	0	0	0
55								0.757054	0.757054	0	0	0
56								0.485102	0.485102	0	0	0

KEY	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56

KEY	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56

KEY	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1		11			20410801	16,250.00						Full	2 years	2 Months
2		5			20410701	10,417.00						Full	2 years	2 Months
3		26.5			20410901	10,000.00	8,326.00					Full	2 years	2 Months
4		2			20410801	12,500.00						Full	2 years	2 Months
5		26			20410901	19,838.00						Full	2 years	2 Months
6		3			20410101	15,000.00						Full	2 years	2 Months
7		29.95			20410901	18,584.00						Full	2 years	2 Months
8		12.73			20411001	22,877.00						Full	2 years	2 Months
9		9			20410701	22,500.00						Full	2 years	2 Months
10		11.7			20410601	32,110.00						Full	2 years	2 Months
11		7.7			20411001	27,083.00						Full	2 years	2 Months
12		23			20410701	20,585.00						Full	2 years	2 Months
13		10			20410901	16,311.00	4,876.00					Full	2 years	2 Months
14		13.6			20410801	28,750.00						Full	2 years	2 Months
15		10			20410901	27,083.00						Full	2 years	2 Months
16		26			20261001	30,563.00						Full	2 years	2 Months
17		31.93			20410701	21,017.00						Full	2 years	2 Months
18		5			20410801	19,583.00						Full	2 years	2 Months
19		11.62			20410901	28,775.00						Full	2 years	2 Months
20		27			20411001	18,750.00						Full	2 years	2 Months
21		16.1			20400801	19,013.00	5,833.00					Full	2 years	2 Months
22		20			20411001	14,167.00						Full	2 years	2 Months
23		3.35			20410601	21,186.00	9,145.00					Full	2 years	2 Months
24		40			20410701	105,721.00						Full	2 years	2 Months
25		32			20260901	66,667.00						Full	2 years	2 Months
26		30			20260901							Full	2 years	2 Months
27		4			20410801	19,167.00						Full	2 years	2 Months
28		26		200000	20410901	20,220.00						Full	2 years	2 Months
29		3			20410701	14,463.00						Full	2 years	2 Months
30		5			20410501	31,250.00						Full	2 years	2 Months
31		5			20410701	13,033.00	1,861.00					Full	2 years	2 Months
32		2.64	18	250000	20410901	2,014.00			7,847.00	3,250.00		Full	2 years	2 Months
33		13.57			20410701	44,961.00						Full	2 years	2 Months
34		13.52	13.52		20410801	5,856.00			8,875.00			Full	2 years	2 Months
35		2.1			20410901	18,500.00						Full	2 years	2 Months
36		9.35			20410901	28,099.00	8,769.00					Full	2 years	2 Months
37		14.1			20410601	40,917.00						Full	2 years	2 Months
38		0			20410901							Full	2 years	2 Months
39		20			20411001	46,780.00						Full	2 years	2 Months
40		4	10		20410901	25,000.00			14,499.00			Full	2 years	2 Months
41		12			20410601	20,300.00	0.00					Full	2 years	2 Months
42		12.2	12.2		20411001				25,000.00	2,377.00	1,551.00	Full	2 years	2 Months
43		38			20410301	40,271.00	17,000.00	1,708.00				Full	2 years	2 Months
44		15.33			20411101	21,250.00	7,104.00					Full	2 years	2 Months
45		14.02			20410901	37,500.00						Full	2 years	2 Months
46		12.42	11.46		20411001	3,167.00	2,083.00	5,142.00	5,897.00			Full	2 years	2 Months
47		31.72			20411001	21,235.00						Full	2 years	2 Months
48		1.25			20411001	25,000.00						Full	2 years	2 Months
49		9			20411001	17,261.00						Full	2 years	2 Months
50		46			20411101	28,977.00						Full	2 years	2 Months
51		3.7			20411001	91,568.00						Full	2 years	1 Month
52		7			20261101	6,250.00	1,508.00	32,258.00				Full	2 years	2 Months
53		10			20411101	36,250.00						Full	2 years	2 Months
54		15	15		20261101	11,250.00			10,244.00			Full	2 years	2 Months
55		13.15	13		20411101	22,472.00						Full	2 years	2 Months
56		39			20411101	55,310.17						Full	2 years	2 Months

Loan Number	Redwood Loan Number	DD Loan Number
7116767018	2000000027	600119300
22-462910-1	3000000262	600131437
22-463008-3	3000000283	600132623
22-462990-3	3000000288	600132694
22-464097-5	3000000348	600135657
22-464063-7	3000000385	600137326
22-464627-9	3000000435	600138718
7118457022	2000000343	600145303
22-465060-2	3000000449	600145933
22-467514-6	3000000463	600147089
22-466744-0	3000000466	600147090
22-467563-3	3000000468	600147103
22-464586-7	3000000480	600149571
22-455619-7	841000001	600151591
7119654767	2000000473	600152229
22-468033-6	3000000501	600152540
22-469026-9	3000000508	600153553
22-114222-3	3000000562	600153559
22-469217-4	3000000526	600153743
22-114166-2	856000001	600153745
22-469207-5	3000000529	600153771
22-469378-4	3000000552	600153773
22-114221-5	3000000551	600153865
22-468338-9	3000000531	600154267
22-468554-1	3000000557	600154268
7120359166	2000000504	600254724
22-469668-8	3000000613	600254752
2027601803	1050000663	600254765
2131700638	1050000773	600254766
3006612518	1050000809	600254767
7120816173	2000000641	600255648
2083600913	1050000790	600256922
12-466802-6	868000029	600256932
12-468233-2	868000025	600256933
12-469810-6	868000013	600256934
12-465265-7	868000027	600256935
12-467534-4	868000030	600256936
12-465953-8	868000035	600256937
12-465358-0	868000016	600256938
12-466268-0	868000012	600256939
12-467762-1	868000014	600256940
12-464298-9	868000034	600256941
12-470021-7	868000031	600256944
12-465028-9	868000003	600256945
12-466422-3	868000011	600256946
22-469782-7	3000000651	600257274
22-469969-0	3000000640	600257359
22-469894-0	3000000673	600257361
2027601961	1050000786	600257399
22-470155-3	3000000668	600257430
22-470308-8	3000000718	600257433
22-470334-4	3000000726	600258499
12-463921-7	869000001	600259099
12-465545-2	869000006	600259100
12-466142-7	869000008	600259101
12-467476-8	869000010	600259102
22-470436-7	3000000779	600259171
22-468197-9	3000000795	600259803
22-469869-2	3000000802	600259804
2153601079	1050000781	600259809
20631100115	1050000821	600259810
3006612846	1050000861	600259811
2198600319	1050000888	600259812
7120289157	2000000581	600259820
7120918300	2000000678	600259823
7121082353	2000000806	600259826
7120766279	2000000675	600259890
7120605030	2000000834	600259892
2051601528	1050000892	600259904
2135601691	1050000900	600259905
22-470302-1	3000000720	600259927
22-470038-1	3000000845	600259929
22-470852-5	3000000846	600260164
12-465498-4	882000002	600260170
12-465549-4	882000003	600260171
2073603307	1050000808	600260334
22-470853-3	3000000847	600260364
2001708071	1050000810	600260369
222782	1000000886	600260447
2003602264	1050000836	600261156
2141600122	1050000911	600261158
2073603486	1050000903	600261325
7000603545	1050000940	600261326
2244701095	1050000947	600261327
2001707282	1050000882	600262314
2001707491	1050000893	600262315
7120686444	2000000804	600262678
7121251800	2000000874	600262679
1075123	1300000942	600262686
2198600334	1050000904	600262875
225304	1000000897	600263028
225746	1000000964	600263029
2027602080	1050000941	600263073
5040351321	2000000627	600263174
5040350877	2000000654	600263175
7121006428	2000000817	600263176
7120768283	2000000867	600263180
7121571579	2000000912	600263182
7120681791	2000000956	600263183
2135601557	1050001057	600263184
12-470023-3	3000000851	600263185
12-469559-9	3000000913	600263186
3721600135	1050001011	600263203
12-471694-0	3000000920	600263204
2123700490	1050000924	600263298
2198600346	1050000905	600263314
2088700361	1050000970	600263315
3612601111	1050001001	600263316
2088700451	1050001044	600263317
2027602115	1050001036	600263328
225401	1000000969	600263717
22-114256-1	3000000936	600263718
2027602067	1050000922	600263731
3726600027	1050001026	600264081
2036605744	1050000977	600264901
3624700942	1050001035	600264902
3092605524	1050001070	600264903
226182	1000000926	600264904
7119965072	2000000875	600264906
7121085000	2000000918	600264922
7121754175	2000000958	600264923
2028606980	1050000992	600264924
3627601196	1050001004	600264925
2036605817	1050000967	600264927
3650602060	1050000982	600264928
2001708537	1050000994	600264935
2051601611	1050000986	600264937
3602601382	1050000989	600264938
3006613221	1050001007	600264939
2001708593	1050001058	600264940
223089	1000001043	600265106
1042394	1300000953	600265107
1077215	1300000980	600265108
2168600339	1050001065	600265186
3726600244	1050001169	600265187
1073668	1300000978	600266249
225955	1000001033	600266303
201316	1000001034	600266304
7121666429	2000000968	600266324
7121902899	2000000984	600266325
7121903640	2000000985	600266326
7121723493	2000000990	600266327
7121909985	2000001013	600266328
2204600190	1050000975	600266583
2161601739	1050001101	600266584
12-472676-6	3000001003	600266585
2027602053	1050000944	600266838
1083602358	1050001023	600266839
2253600055	1050001045	600266840
6005600186	1050001249	600266842
2125602741	1050001099	600266843
12-473036-2	3000001030	600266852
12-473037-0	3000001031	600266853
12-470428-4	3000001124	600266854
2238600275	1050000963	600266855
20171100351	1050001040	600266856
2027602127	1050001086	600266857
2238600305	1050001100	600266858
3670600488	1050001111	600266859
6014600293	1050001157	600266860
3707602678	1050001067	600267299
3602601402	1050001098	600267300
2154601123	1050001110	600267301
3726600119	1050001167	600267302
2036605864	1050001019	600267837
2027602116	1050001066	600267838
3726600200	1050001168	600267839
2198600379	1050001194	600267840
12-473133-7	3000001053	600267841
12-473070-1	3000001060	600267842
12-473229-3	3000001062	600267843
12-467840-5	3000001130	600267844
12-469097-0	3000001131	600267845
12-470377-3	3000001132	600267846
12-470769-1	3000001133	600267847
12-470908-5	3000001135	600267849
12-470975-4	3000001136	600267850
12-471292-3	3000001137	600267851
12-471308-7	3000001138	600267852
12-471508-2	3000001139	600267853
12-471662-7	3000001140	600267854
12-471696-5	3000001141	600267855
12-471764-1	3000001142	600267856
12-472005-8	3000001143	600267857
12-472143-7	3000001144	600267858
22-472359-9	3000001146	600267859
2028607129	1050001087	600267873
2273600002	1050001090	600267874
12-472298-9	3000001072	600267912
12-473194-9	3000001073	600267913
12-473134-5	3000001038	600268949
12-473145-1	3000001082	600268951
12-473457-0	3000001097	600268952
2177600280	1050001063	600269262
2154601108	1050001094	600269263
3726600150	1050001128	600269265
3705600434	1050001195	600269267
7120850032	2000000792	600269287
7121668326	2000000993	600269288
7121966142	2000001014	600269289
7121753466	2000001022	600269290
7120524207	2000001096	600269291
7121575273	2000001108	600269292
7121919133	2000001162	600269293
12-472243-5	3000001145	600269294
2097600762	1050001010	600269320
3602601390	1050001079	600269321
2248600040	1050001112	600271908
3006613329	1050001118	600271909
22-473628-6	3000001116	600271910
12-471695-7	3000001348	600271911
12-471420-0	3000001349	600271912
1076716	1300001077	600273390
1076082	1300001181	600273391
1077462	1300001182	600273392
12-473518-9	3000001105	600273415
5050454775	2000000948	600274056
7121336809	2000000983	600274057
7121832930	2000001041	600274058
7122307155	2000001184	600274059
001082241	1300001270	600274213
7122239028	2000001152	600274214
7122256725	2000001183	600274215
7121722271	2000000991	600274216
3052602876	1050001187	600274218
12-473276-4	3000001176	600274219
12-473927-2	3000001177	600274220
3651604471	1050001222	600274999
2046605421	1050001275	600275000
20631100547	1050001307	600275001
6005600286	1050001338	600275002
7121657733	2000001075	600275003
12-474046-0	3000001236	600275005
12-114255-3	3000001677	600275006
12-465477-8	909000126	600275153
12-460880-8	909000134	600275154
12-466127-8	909000135	600275155
2210600429	1050001089	600275166
12-474206-0	3000001243	600275167
12-473983-5	3000001342	600275168
2105600365	1050001571	600275921
7121753607	2000000972	600275922
7122334985	2000001267	600275923
7122451052	2000001515	600275924
3706601428	1050001758	600276858
12-474188-0	3000001238	600276859
7121674803	2000001403	600276860
7122076396	2000001088	600277197
12-473362-2	3000001197	600277199
12-474281-3	3000001214	600277200
12-473732-6	3000001347	600277201
3643602404	1050001155	600277202
001070685	1300001012	600277203
001080934	1300001174	600277204
20321100005	1050001115	600277259
2039604549	1050001189	600277261
12-474234-2	3000001213	600277263
12-474538-6	3000001276	600277264
12-473776-3	3000001289	600277265
12-474536-0	3000001345	600277266
7122331841	2000001190	600277267
7122356434	2000001271	600277268
6014600088	1050001092	600277278
2218601128	1050001227	600277280
2198600438	1050001274	600277281
22-462687-5	814000005	600277282
22-463392-1	814000006	600277283
12-465022-2	868000001	600277284
12-466794-5	868000002	600277285
12-466540-2	868000004	600277286
12-466115-3	868000006	600277287
12-466311-8	868000007	600277288
12-466681-4	868000008	600277289
12-465277-2	868000009	600277290
12-465945-4	868000010	600277291
12-469251-3	868000015	600277292
12-465189-9	868000017	600277293
12-470449-0	868000018	600277294
12-465950-4	868000019	600277295
12-465680-7	868000020	600277296
12-468883-4	868000021	600277297
12-465802-7	868000022	600277298
12-466809-1	868000023	600277299
12-467125-1	868000024	600277300
12-468482-5	868000026	600277301
12-466745-7	868000028	600277302
12-465834-0	868000032	600277303
12-470164-5	868000033	600277304
12-465114-7	869000004	600277306
12-465290-5	869000005	600277307
12-465777-1	869000007	600277308
12-466146-8	869000009	600277309
12-468707-5	869000011	600277310
12-473040-4	3000001016	600277327
12-473069-3	3000001231	600277328
12-474309-2	3000001240	600277329
2030601875	1050001256	600277332
6008684	1650001624	600277333
3052602909	1050001340	600277452
001080213	1300001120	600277619
12-474396-9	3000001248	600277620
12-474615-2	3000001304	600277621
12-474625-1	3000001305	600277622
12-474793-7	3000001326	600277623
12-474356-3	3000001344	600277624
12-474454-6	3000001355	600277625
12-472651-9	3000001160	600277745
12-470920-0	3000001334	600277746
2108600297	1050001284	600278836
6005600235	1050001621	600278838
001081295	1300001221	600278839
001082302	1300001380	600278841
001081489	1300001314	600278842
212044	1000001574	600279167
3602601352	1050001117	600279168
6005600275	1050001253	600279169
12-474927-1	3000001357	600279194
2027602195	1050001777	600279195
2154601170	1050001229	600279196
224051	1000001642	600279199
7120444828	2000001588	600279200
21871100062	1050001254	600279333
3602601464	1050001433	600279335
12-474100-5	3000001346	600279336
12-474767-1	3000001356	600279337
7122405942	2000001299	600279339
2051601642	1050001512	600280458
2001708341	1050001179	600280460
12-473903-3	3000001255	600280494
12-474999-0	3000001367	600280495
6010270	1650001511	600280496
12-473930-6	3000001233	600280931
12-474252-4	3000001239	600280932
12-474783-8	3000001325	600281543
12-474762-2	3000001405	600281544
12-475316-6	3000001507	600281545
22-114276-9	3000001278	600282102
12-475084-0	3000001408	600282103
12-475126-9	3000001454	600282104
21491100132	1050001317	600282789
7122627289	2000001568	600282791
12-475079-0	3000001407	600282792
12-475220-0	3000001455	600282793
12-475255-6	3000001464	600282794
12-475267-1	3000001465	600282795
12-473750-8	3000001418	600282796
001080666	1300001516	600282797
001081407	1300001211	600283120
001085417	1300001580	600283121
12-475097-2	3000001578	600283122
6010180	1650001458	600284125
231027	1000001250	600284520
2058601997	1050001815	600284526
12-472155-1	3000001595	600284527
12-474022-1	3000001235	600284528
12-472777-2	3000002004	600285029
5040436072	2000001351	600285216
7122705481	2000001610	600285217
7122969368	2000001788	600285218
231043	1000001251	600285219
7122780740	2000001611	600285524
7122619625	2000001439	600286773
001078858	1300001283	600286774
12-474638-4	3000001627	600287923
8000383	1650001762	600288023
2045701120	1050001750	600288086
12-475406-5	3000001643	600289593
12-475004-8	3000001655	600289867
22-471347-5	978000001	600295295
22-470986-1	978000002	600295296
22-470751-9	978000003	600295297
22-471274-1	978000005	600295299
22-471474-7	978000009	600295303
22-473895-1	978000012	600295306
22-474402-5	978000014	600295308
22-472531-3	978000017	600295311
22-473538-7	978000018	600295312
22-474143-5	978000024	600295318
22-473670-8	978000027	600295321
22-473623-7	978000030	600295324
22-473889-4	978000031	600295325
22-473945-4	978000033	600295327
22-474353-0	978000034	600295328
22-472722-8	978000035	600295329
22-474077-5	978000036	600295330
22-474750-7	978000037	600295331
22-472504-0	978000039	600295333
22-473084-2	978000040	600295334
22-473598-1	978000042	600295336
22-473019-8	978000043	600295337
22-471526-4	978000046	600295340
22-473594-0	978000047	600295341
22-472802-8	978000048	600295342
22-472513-1	978000049	600295343
22-471784-9	978000050	600295344
22-470404-5	978000051	600295345
22-468312-4	978000053	600295347
22-472911-7	978000054	600295348
22-473860-5	978000055	600295349
22-473556-9	978000058	600295352
22-471999-3	978000059	600295353
22-472313-6	978000061	600295355
22-473141-0	978000063	600295357
22-473230-1	978000065	600295359
22-471634-6	978000082	600295376
503279849	1150001401	Clayton. No loanid
503294792	1150001498	Clayton. No loanid
503260869	1150001373	Clayton. No loanid
503281720	1150001400	Clayton. No loanid
503266350	1150001395	Clayton. No loanid
503283192	1150001371	Clayton. No loanid
503278341	1150001970	Clayton. No loanid
503275972	1150001597	Clayton. No loanid
503272061	1150001383	Clayton. No loanid
503260793	1150001399	Clayton. No loanid
503273065	1150001384	Clayton. No loanid
503234706	1150001372	Clayton. No loanid
503335768	1150001855	Clayton. No loanid
503280657	1150001417	Clayton. No loanid
503276011	1150001374	Clayton. No loanid
503285149	1150001527	Clayton. No loanid
503278520	1150001375	Clayton. No loanid
503257737	1150001378	Clayton. No loanid
503273469	1150001385	Clayton. No loanid
503273037	1150001556	Clayton. No loanid
2011000462	1400001469	Clayton. No loanid
503259752	1150001402	Clayton. No loanid
2011000933	1400001741	Clayton. No loanid
503299399	1150001503	Clayton. No loanid
503273456	1150001387	Clayton. No loanid
503255085	1150001398	Clayton. No loanid
503272937	1150001397	Clayton. No loanid
503251726	1150001694	Clayton. No loanid
503256518	1150001376	Clayton. No loanid
503279494	1150001537	Clayton. No loanid
503279768	1150001632	Clayton. No loanid
503302762	1150001481	Clayton. No loanid
503281800	1150001411	Clayton. No loanid
503253990	1150001517	Clayton. No loanid
503272246	1150001899	Clayton. No loanid
503326005	1150001755	Clayton. No loanid
2011001782	1400001850	Clayton. No loanid
503339764	1150001888	Clayton. No loanid
503325948	1150001768	Clayton. No loanid
503301258	1150001486	Clayton. No loanid
503254794	1150001681	Clayton. No loanid

MERSID	Organization
1002338	First Republic
1000536	Prime Lending
1000938	Select Portfolio Servicing
1000200	PHH
1006404	Wells Fargo
1000104	SunTrust Mortgage, Inc.
1001863	Sterling Savings Bank
1000383	Cenlar FSB
1008498	Flagstar Bank, F.S.B.
1000522	Franklin American Mortgage
1000312	Wintrust Mortgage A Division of Barrington Bank & Trust Co
1003970	GuardHill Financial Corp.
1008808	Cole Taylor Bank

ASF RMBS DISCLOSURE PACKAGE

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 2

PURCHASE AND SERVICING AGREEMENT

See Exhibit 10.7 to Form 8-K filed by the Issuing Entity on January 26, 2012

ATTACHMENT 3

ADDITIONAL DEFINED TERMS FROM POOLING AND SERVICING AGREEMENT

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Independent:  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Liquidation Proceeds:  Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount of principal of the Mortgage Loan that has been deferred and that does not accrue interest.

Servicing Modification: Any reduction of the Note Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer, default is reasonably foreseeable in accordance with the Purchase and Servicing Agreement.

EXHIBIT D-3

INITIAL AUTHORIZED REPRESENTATIVES OF THE SERVICER

Name	Title	Specimen Signature

D-3

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A.	Date:
751 Kasota Avenue
Minneapolis, MN 55414
Attn: WFDC Release Department.

Re:
Custodial Agreement, dated as of January 1, 2012, among U.S. Bank National Association, as Trustee, Wells Fargo Bank, N.A., as Custodian, Sequoia Residential Funding, Inc., as Depositor, and Redwood Residential Acquisition Corporation, as Seller

In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the above-captioned Custodial Agreement, we request the release of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:	Investor Number:

Mortgagor Name, Address & Zip Code:	Pool Number:

Reason for Requesting Documents (check one):

_______ 1. Mortgage Paid in Full

_______ 2. Foreclosure

_______ 3. Substitution

_______ 4. Other Liquidation

_______ 5. Non-liquidation	Reason:__________________

For CMI Use Only:_____________

By:
(Authorized Signature)

Printed Name

Servicer Name:	PHH Mortgage Corporation

Ship To Address:	One Mortgage Way

Mount Laurel, NJ 08054

F-1

Phone:

Custodian

Please acknowledge the execution of the above request by your signature and date below:

Date
Signature

Documents returned to Custodian:

Date
Custodian

F-2